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NS GROUP, INC.                                      December 31, 2001  Form 10-K

                                                                      Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements, File Nos. 33-24182, 33-24183, 33-51899, 33-28995, 33-37454, 33-39695, 33-56637, 333-03657,
333-73161, 333-73163, 333-73169, 333-85925, and 333-42058.


                                                     /s/ Arthur Andersen LLP

Cincinnati, Ohio
March 15, 2002